UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2003


                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-19684                   57-0925911
         --------                      -------                   ----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


               2619 Oak Street, Myrtle Beach, South Carolina 29577
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (843) 205-2000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant

          Not  applicable.

Item 2. Acquisition or Disposition of Assets

          Not  applicable.

Item 3. Bankruptcy or Receivership

          Not  applicable.

Item 4.  Changes in Registrant's Certifying Accountant

          Not  applicable.

Item 5.  Other Events

          Not  applicable.

Item 6. Resignations of Registrant's Directors

          Not  applicable.

Item 7. Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired: Not applicable

          (b)  Pro forma financial information: Not applicable

          (c)  Exhibits:

               Exhibit 99.1 Registrant's press release dated July 31, 2003

Item 8. Change in Fiscal Year

          Not  applicable.

Item 9. Regulation FD Disclosure

          Not  applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

          Not  applicable.

Item 11.  Temporary  Suspension of Trading Under  Registrant's  Employee Benefit
          Plans

          Not  applicable.

Item 12. Results of Operations and Financial Condition

     On August 1, 2003, the Registrant issued a press release announcing its earnings for the third quarter of fiscal year 2003, which ended on June 30, 2003. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference in response to this Item 12.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COASTAL FINANCIAL CORPORATION



Dated:    August 7, 2003          By:      /s/ Michael C. Gerald
                                           -------------------------------------
                                           Michael C. Gerald
                                           President and Chief Executive Officer







                                  Exhibit 99.1

                        Press Release Dated July 31, 2003